UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2019

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2019, by unanimous action of the Board of Directors of Delcath Systems, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, the Board appointed John R. Sylvester to fill the vacancy on the Board created by the resignation of Simon Pedder, such appointment to be effective immediately.

Mr. Sylvester is currently serving as Chief Commercial Officer of BTG plc, an international specialist healthcare company that develops and commercializes products targeting critical care, cancer and other disorders.  Mr. Sylvester joined BTG in 2011 and has had roles leading both BTG’s Interventional Oncology and Interventional Vascular businesses as well as a period as Chief Development Officer accountable for Strategy, M&A and Market access.  Mr. Sylvester has been involved in several significant business turn-arounds as well as establishing new innovative healthcare technologies as the standard of care.  His previous leadership positions include Managing Director at Biocompatibles PLC, Vice President Marketing, European Medicines Delivery at Baxter International Inc., and General Manager, Europe and Asia at Imerys SA.

Mr. Sylvester has not yet been appointed to any Board committees. There is no arrangement or understanding between Mr. Sylvester and any other person pursuant to which he was selected as a director nor are there any disclosable arrangements under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On July 29, 2019, the Company issued a press release announcing the completion the appointment of Mr. Sylvester to the Company’s Board of Directors. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release issued on July 29, 2019 by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: July 30, 2019	By:	/s/ Barbra Keck
Name: Barbra Keck
Title: Chief Financial Officer